Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.



Dated:  November 9, 2009          WARBURG PINCUS PRIVATE EQUITY VIII, L.P.
                                     By:  Warburg Pincus Partners, LLC,
                                           its General Partner

                                     By:  Warburg Pincus & Co.,
                                           its Managing Member

                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:   Scott A. Arenare
                                       Title:  Partner

Dated:  November 9, 2009          WARBURG PINCUS PARTNERS, LLC
                                     By:  Warburg Pincus & Co.,
                                          its Managing Member


                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:   Scott A. Arenare
                                       Title:  Partner

Dated:  November 9, 2009          WARBURG PINCUS & CO.


                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:   Scott A. Arenare
                                       Title:  Partner


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Dated:  November 9, 2009          WARBURG PINCUS LLC


                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:   Scott A. Arenare
                                       Title:  Managing Director

Dated:  November 9, 2009
                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:  Charles R. Kaye
                                       By:  Scott A. Arenare, Attorney-in-Fact*

Dated:  November 9, 2009
                                  By:  /s/ Scott A. Arenare
                                       -----------------------------------------
                                       Name:  Joseph P. Landy
                                       By:  Scott A. Arenare, Attorney-in-Fact**


     * The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.
     ** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.